Exhibit 10.1

10,625,000 Shares and Warrants to Purchase 4,250,000 Shares

ANTARES PHARMA, INC.

Common Stock

PLACEMENT AGENT AGREEMENT

July 23, 2009

COWEN AND COMPANY, LLC

OPPENHEIMER & CO., INC.

LADENBURG THALMANN & CO. INC.

c/o COWEN AND COMPANY, LLC

1221 Avenue of the Americas

New York, New York 10020

Dear Sirs:

1.         INTRODUCTORY. Antares Pharma, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to certain purchasers (each a “Purchaser” and collectively, the “Purchasers”), up to an aggregate of 10,625,000 shares of common stock, $0.01 par value per share (the “Common Stock”) of the Company and warrants (the “Warrants”) to purchase 4,250,000 shares of Common Stock in Units (each a “Unit”) consisting of (i) one share of Common Stock and (ii) one Warrant to purchase 0.4 of a share of Common Stock. The aggregate of 10,625,000 shares of Common Stock so proposed to be sold is hereinafter referred to as the “Stock” and the number of shares of Common Stock issuable upon exercise of the Warrants is hereinafter referred to as the “Warrant Stock”. The Warrant Stock, together with the Stock and the Warrants, are referred to herein as the “Securities.” The Company hereby confirms that Cowen and Company, LLC (“Cowen”), Oppenheimer & Co., Inc. and Ladenburg Thalmann & Co. Inc. (together with Cowen, the “Placement Agents”) acted as Placement Agents in the sale of the Units in accordance with the terms and conditions of this Placement Agent Agreement (this “Agreement”).

2.         AGREEMENT TO ACT AS PLACEMENT AGENTS; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company contained herein, and subject to all the terms and conditions of this Agreement:

(a)        The Company hereby acknowledges that the Placement Agents acted and are acting as its sole agents to solicit offers for the purchase of all or part of the Units from the Company in connection with the proposed offering of the Units (the “Offering”). Until the Closing Date (as defined in Section 4 hereof), the Company shall not, without the prior written consent of the Placement Agents, solicit or accept offers to purchase the Units otherwise than through the Placement Agents.

(b)        The Company hereby acknowledges that the Placement Agents, as agents of the Company, used their best efforts to solicit offers to purchase the Units from the Company and the Placement Agents, as agents of the Company, agrees to continue to use their best efforts to solicit offers to purchase the Units, on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agents shall use reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase the Units has been solicited by the Placement Agents and accepted by the Company, including the prompt execution by such Purchaser of a subscription agreement to purchase the Units, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will any of the Placement Agents be obligated to underwrite or purchase any Units for its own account and, in soliciting purchases of Units, each Placement Agent acted solely as the Company's agent and not as principal. Notwithstanding the foregoing and except as otherwise provided in this Section 2(b), it is understood and agreed that each Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase the Units as principal.

(c)        Subject to the provisions of this Section 2, offers for the purchase of Units were and may be solicited by each Placement Agent as agent for the Company at such times and in such amounts as such Placement Agent deemed or deems advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Units received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in whole or in part. Each Placement Agent has the right, in its reasonable discretion, without notice to the Company, to reject any offer to purchase Units received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d)        The Units are being sold to the Purchasers at a price of US $0.80 per Unit. The purchases of the Units by the Purchasers shall be evidenced by the execution of subscription agreements by each of the Purchasers and the Company.

(e)        As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Placement Agents, an aggregate amount equal to US$0.056 per Unit.

(f)        No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Units shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver Units to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 8 hereof.

3.         REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agents and the Purchasers, as of the date hereof, and agrees with the Placement Agents and the Purchasers, that:

(a)         A registration statement of the Company on Form S-3 (File No. 333-158630) (including all pre-effective amendments thereto, the “Initial Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Company satisfies all of the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”) for use of Form S-3 for the offering of the Units contemplated hereby, including the transaction requirements set forth in General Instruction I.B.6. of such form. The aggregate market value of all securities sold by or on behalf of the Company pursuant to Form S-3 during the period of 12 calendar months immediately prior to, and including, the offering of the Units contemplated hereby is no more than one-third of the aggregate market value of the voting and non-voting common equity held by non-affiliates of the Company, all as contemplated by General Instruction I.B.6.(a) of such form. The Company is not a shell company (as defined in Rule 405 under the Securities Act), and has not been a shell company for at least 12 calendar months prior to the filing of the Initial Registration Statement. The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Placement Agents, and, excluding exhibits thereto, have been declared effective by the Commission in such form and meet the requirements of the Securities Act and the Rules and Regulations. Other than (i) a registration statement, if any, increasing the size of the offering filed pursuant to Rule 462(b) under the Securities Act and the Rules and Regulations (a “Rule 462(b) Registration Statement”) and (ii) the Prospectus (as defined below) contemplated by this Agreement to be filed pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and (iii) any Issuer Free Writing Prospectus (as defined below), no other document with respect to the offer and sale of the Units has heretofore been filed with the Commission. No stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or, to the knowledge of the Company, threatened by the Commission. The prospectus filed as part of the registration statement in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus” and any prospectus subject to completion included in the Registration Statement or any preliminary prospectus (including any preliminary prospectus supplement) relating to the Units filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations is hereinafter called a “Preliminary Prospectus.” The various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, in each case including all exhibits thereto and including (i) the information contained in the Prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed by virtue of Rules 430B and 430C under the Securities Act to be part of the Initial Registration Statement at the time it became effective and (ii) the documents incorporated by reference in the Rule 462(b) Registration Statement at the time the Rule 462(b) Registration Statement became effective, are hereinafter collectively called the “Registration Statements.” The base prospectus included in the Initial Registration Statement at the time of effectiveness thereof, as supplemented by the final prospectus supplement relating to the offer and sale of the Units, in the form filed pursuant to and within the time limits described in Rule 424(b) under the Rules and Regulations, is hereinafter called the “Prospectus.”

Any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment to the Registration Statements shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of this Agreement that is incorporated by reference in the Registration Statements.

(b)            As of the Applicable Time (as defined below) and as of the Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Pricing Prospectus (as defined below), considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Pricing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 10:00 P.M., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Placement Agents.

“Pricing Prospectus” means the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule B hereto.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c)        No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the offering of the Units has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the knowledge of the Company, threatened by the Commission, and any Preliminary Prospectus, if any, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof).

(d)        At the respective times the Registration Statements and any amendments thereto became or become effective, at the date of this Agreement and at the Closing Date, each Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statements or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof). The Prospectus contains all required information under the Securities Act with respect to the Units and the distribution of the Units.

(e)

Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the offer and sale of the Units or until any earlier date that the Company notified or notifies the Placement Agents as described in Section 5 hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof).

(f)

The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they are made.

(g)

The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 5 hereof. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as described in Rule 433(d)(8) of the Rules and Regulations) in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h)

At the time of filing the Initial Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, and at the date hereof, the Company was not, and the Company currently is not, an “ineligible issuer,” as defined in Rule 405 of the Rules and Regulations.

(i)	The Company is a “smaller reporting company,” as defined in Rule 405 of the Rules and Regulations.
(j)

Except as listed in Schedule A hereto, the Company has no direct or indirect Subsidiaries. “Subsidiary” means, with respect to any entity, any corporation or other organization of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests.

(k)

Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or result in (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement or consummate any transactions contemplated by this Agreement, the General Disclosure Package or the Prospectus (any of (i), (ii) or (iii) being referred to herein as a “Material Adverse Effect”).

(l)

The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Units) have been duly authorized by all necessary corporate action on the part of the Company and no further corporate action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

(m)

The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Stock to be issued and sold by the Company to the Purchasers pursuant to this Agreement has been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued, and will be fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.

(n)

The entire authorized capital stock of the Company consists of (A) 150,000,000 shares of Common Stock, 68,209,458 of which are issued and outstanding, and (B) 3,000,000 shares of preferred stock, none of which are issued and outstanding. All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable, and conform to the description thereof contained in the General Disclosure Package and the Prospectus. None of the outstanding shares of Common Stock were issued in violation of any statutory or common law preemptive rights. There are no dividends which have accrued or been declared but are unpaid on the capital stock of the Company. All securities of the Company have been issued in all material respects in accordance with the provisions of all applicable securities and other laws. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. Except as a result of the purchase and sale of the Units and except for employee and director stock options under the Company's equity compensation plans and for 13,044,500 shares of Common Stock issuable pursuant to outstanding warrants, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights. The issue and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(o)

The Stock has been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, other than any Liens created by or imposed on the holders thereof through no action of the Company. The Warrants have been duly authorized, and when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally. The Warrant Stock has been duly authorized and reserved for issuance pursuant to the terms of the Warrants, and when issued by the Company upon valid exercise of the Warrants and payment of the exercise price, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus. The Company has reserved from its duly authorized capital stock (i) the maximum number of shares of Common Stock issuable pursuant to this Agreement and (ii) the maximum number of shares of Common Stock issuable upon exercise of the Warrants. “Lien” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction, except for a lien for current taxes not yet due and payable and a minor imperfection of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

(p)

All the outstanding shares of capital stock (if any) of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package and the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of all Liens.

(q)

The execution, delivery and performance of this Agreement and the Warrants by the Company, the issuance and sale of the Units, and the issuance of the Warrant Stock upon the exercise of the Warrants and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any of the Subsidiaries' certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of the Company or any of the Subsidiaries) or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of the Subsidiaries is subject

(including federal and state securities laws and regulations), or by which any property or asset of the Company or any of the Subsidiaries is bound or affected, except, in the case of clause (ii), where such conflict, default or violation would not have or result in a Material Adverse Effect.

(r)

Except for the registration of the Securities under the Securities Act, Exchange Act and applicable state securities laws, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and NYSE Amex (the “Exchange”) in connection with the purchase of the Units and the exercise of the Warrants by the Purchasers, no consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, is required for the execution, delivery and performance of this Agreement or the Warrants by the Company, the offer or sale of the Units and the consummation of the transactions contemplated hereby.

(s)

KPMG LLP, who have certified certain financial statements and related schedules included or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus is an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Except as disclosed in the Registration Statement and as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, KPMG LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(t)

The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in each Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, subject to normal year-end audit adjustments. Such financial statements fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries, if any, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. All information contained in the Registration Statements, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulation S-K, to the extent applicable.

(u)

Neither the Company nor any of the Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the capital stock (other than Common Stock of the Company issued pursuant to the exercise of warrants or upon the exercise of stock options previously outstanding under the Company’s stock option plans and the issuance of Common Stock pursuant to employee stock purchase plans) or long-term debt of the Company or any of the Subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, assets, general affairs, management, financial position, prospects, stockholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the General Disclosure Package.

(v)

Except as set forth in the General Disclosure Package and the Prospectus, there is no legal or governmental proceeding pending to which the Company or its Subsidiaries is a party or of which any property or assets of the Company or its Subsidiaries is the subject that is required to be described in the Registration Statement or the General Disclosure Package and is not described therein, or that, singularly or in the aggregate, if determined adversely to the Company or its Subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(w)

Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of the Subsidiaries under), nor has the Company or any of the Subsidiaries received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(x)

(i)            The Company and the Subsidiaries hold all material authorizations, consents, approvals, franchises, licenses and permits required under applicable law or regulation for the operation of the business of the Company and the Subsidiaries as presently operated (the “Governmental Authorizations”). All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Company and the Subsidiaries are in material compliance with the terms of all of the Governmental Authorizations. The Company and the Subsidiaries have not engaged in any activity that, to their knowledge, would cause revocation or suspension of any such Governmental Authorizations. The Company has no knowledge of any facts which would reasonably be expected to cause the Company to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. None of the execution, delivery or performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations. There is no proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(ii)

Without limiting the generality of the representations and warranties made in sub-paragraph (i) above, the Company represents and warrants that (A) the Company and each of the Subsidiaries is in material compliance with all applicable provisions of the United States Federal Food, Drug, and Cosmetic Act and the rules and regulations promulgated thereunder (the “FDC Act”) and equivalent laws, rules and regulations in jurisdictions outside the United States in which the Company or the Subsidiaries do business, (B) its products and those of each of the Subsidiaries that are in the Company’s control are not adulterated or misbranded and are in lawful distribution, (C) all of the products marketed by and within the control of the Company comply in all material respects with any conditions of approval and the terms of the application by the Company to the appropriate Regulatory Authorities, (D) no Regulatory Authority has initiated legal action with respect to the manufacturing of the Company’s products, such as seizures or required recalls, and the Company is in compliance with applicable good manufacturing practice regulations, (E) the Company’s products are labeled and promoted by the Company and its representatives in material compliance with the applicable terms of the marketing applications submitted by the Company to the Regulatory Authorities and the provisions of the FDC Act and foreign equivalents, (F) all adverse events that were known to and required to be reported by Company to the Regulatory Authorities have been reported to the Regulatory Authorities in a timely manner, (G) neither the Company nor any of the Subsidiaries is, to their knowledge, employing or utilizing the services of any individual who has been debarred under the FDC Act or foreign equivalents, (H) all stability studies required to be performed for products distributed by the Company or any of the Subsidiaries have been completed or are ongoing in material compliance with the applicable Regulatory Authority requirements, (I) any products exported by the Company or any of the Subsidiaries have been exported in material compliance with the FDC Act and (J) the Company and the Subsidiaries are in compliance in all material respects with all applicable provisions of the Controlled Substances Act. The studies, tests and preclinical or clinical trials conducted by or on behalf of the Company that are described in the General Disclosure Package and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the General Disclosure Package and Prospectus are accurate in all material respects; and the Company has not received any notices or correspondence with the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies and Trials that termination, suspension or material modification would reasonably be expected to have a Material Adverse Effect. “Regulatory Authority” means any governmental authority in a country or region that regulates the manufacture or sale of Company’s products, including, but not limited to, the FDA.

(y)

Neither the Company nor any of the Subsidiaries is or, after giving effect to the offering of the Units and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z)

Neither the Company nor, to the knowledge of the Company, any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(aa)

The Company and each of the Subsidiaries has the right to use or is the sole and exclusive owner of all right, title and interest (A) in and to all foreign and domestic patents, patent rights, trademarks, service marks, trade names, brands and copyrights (whether or not registered and, if applicable, including pending applications for registration) owned, used or controlled by the Company and such Subsidiary (collectively, the “Rights”) and (B) in and to each material invention, software, trade secret, technology, product, composition, formula and method of process used by the Company or such Subsidiary (the Rights together with such other items, the “Intellectual Property”), and necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus, and, to the Company’s and such Subsidiary’s knowledge, has the right to use the same, free and clear of any claim or conflict with the rights of others; other than as set forth in the General Disclosure Package and the Prospectus, no material royalties or fees (license or otherwise) are payable by the Company or the Subsidiaries to any Person by reason of the ownership or use of any of the Intellectual Property;  there have been no written claims made against the Company or the Subsidiaries asserting the invalidity, abuse, misuse, or unenforceability of any of the Intellectual Property, and, to the best of the Company’s knowledge, there are no reasonable grounds for any such claims; neither the Company nor any of the Subsidiaries have made any written claim of any violation or infringement by others of its rights in the Intellectual Property, and to the Company’s knowledge, no reasonable grounds for such claims exist; and neither the Company nor any of the Subsidiaries have received written notice that it is in conflict with or infringing upon the asserted rights of others in connection with the Intellectual Property. All licenses for the use of the Intellectual Property described in the General Disclosure Package and the Prospectus are valid, binding upon and enforceable by or against the parties thereto in accordance their terms. The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the

Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

(bb)

The Company and the Subsidiaries do not own any real property and have good and marketable title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, taken as a whole, in each case free and clear of all Liens, except those, if any, set forth in the General Disclosure Package and the Prospectus. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases (subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief, or other equitable remedies) with which the Company and the Subsidiaries are in material compliance.

(cc)

No material labor dispute exists or, to the knowledge of the Company or any of the Subsidiaries, is imminent with respect to any of the employees of the Company or any of the Subsidiaries which would have or result in a Material Adverse Effect.

(dd)

No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Company or any of its Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, in all material respects, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(ee)

There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the knowledge of the Company, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its Subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind that would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(ff)

The Company and its Subsidiaries each (i) has filed all necessary federal, state and foreign income and franchise tax returns, (ii) has paid all federal state, local and foreign taxes due and payable for which it is liable, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the knowledge of the Company, proposed against it that could reasonably be expected to have a Material Adverse Effect.

(gg)

The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. All of the insurance policies of the Company and the Subsidiaries are in full force and effect and are valid and enforceable in accordance with their terms, and the Company and the Subsidiaries have complied with all material terms and conditions thereof. Neither the Company nor any of the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(hh)

The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient in the judgment of the Company’s management to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company maintains effective internal control over financial reporting (as such term is defined in Rule 13a-15 under the Exchange Act). Since the end of the Company’s most recent audited fiscal year, there has not been (A) a material weakness in the Company’s internal control over financial reporting (whether or not remediated) or (B) a change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company and its Subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ii)

The minute books of the Company and the Subsidiaries contain in all material respects complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of the Company and the Subsidiaries from the date of incorporation of each such entity to the date hereof. All corporate books, including without limitation the share transfer register, comply in all material respects with applicable laws and regulations and have been regularly updated.

(jj)       The minute books of the Company and each of its Subsidiaries that would be a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X (each such significant subsidiary of the Company, a “Significant Subsidiary”) have been made available to the Placement Agents and counsel for the Placement Agents, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Significant Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes (or written consents, if applicable).

(kk)

There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statements or a document incorporated by reference therein which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its Subsidiaries has received notice of and the Company does not have knowledge of any such pending or threatened suspension or termination.

(ll)

Except as set forth in the General Disclosure Package and the Prospectus, none of the officers or directors of the Company or the Subsidiaries and, to the knowledge of the Company and the Subsidiaries, none of the employees of the Company or the Subsidiaries is presently a party to any transaction with the Company or any of the Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company and the Subsidiaries, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements and other stock awards under any equity compensation plan of the Company.

(mm)

Except as set forth in the General Disclosure Package and the Prospectus, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(nn)

Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Stock to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(oo)

Except for fees payable to the Placement Agents and/or their designees, no brokerage or finder's fees or commissions are or will be payable by the Company or the Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, the Registration Statements, the General Disclosure Package or the Prospectus.

(pp)

Except as described in the General Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

(qq)

If applicable, all of the information provided to the Placement Agents or to counsel for the Placement Agents by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rule 5110 is true, correct and complete.

(rr)

No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss)

The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the General Disclosure Package and the Prospectus, as of

the date hereof, the Company and its Subsidiaries do not have any material liabilities or obligations (absolute, accrued, contingent or otherwise).

(tt)	The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) that are now in effect.
(uu)	The Company is in compliance with all applicable corporate governance requirements set forth in the rules of the Exchange that are now in effect.
(vv)

Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(ww)

There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(xx)      There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statements, the General Disclosure Package and the Prospectus.

(yy)

The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s knowledge, threatened.

(zz)

Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and, to the Company’s knowledge, the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(aaa)     Neither the Company nor any of its affiliates (within the meaning of FINRA Rule 5110(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person of, any member firm of FINRA.

(bbb)    No approval of the shareholders of the Company is required for the Company to issue and deliver the Units to the Purchasers.

(ccc)

Except as set forth in the General Disclosure Package, the Prospectus and the Current Report on Form 8-K, as filed by the Company with the Commission on June 5, 2009, the Company has not, in the 12 months preceding the date hereof, received notice from the Exchange on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Exchange.

4.         THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Sections 5 and 7 hereof shall be at 10:00 A.M., New York time, on July 29, 2009 (the

“Closing Date”) at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York 10104.

5.          FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agents and the Purchasers:

(a)        To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Placement Agents and file such Rule 462(b) Registration Statement with the Commission by 10:00 P.M., New York time, on the date hereof, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Rules and Regulations; to prepare the Prospectus in a form approved by the Placement Agents containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Rules and Regulations; to notify the Placement Agents immediately of the Company’s intention to file or prepare any supplement or amendment to any Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statements, the General Disclosure Package or to the Prospectus to which the Placement Agents shall reasonably object by notice to the Company after a reasonable period to review; to advise the Placement Agents, promptly after they receive notice thereof, of the time when any amendment to any Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Placement Agents with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rules 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) is required in connection with the offering or sale of the Units; to advise the Placement Agents, promptly after they receive notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)  The Company represents and agrees that, unless it obtains the prior consent of the Placement Agents, it has not made and will not, hereof, make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations unless the prior written consent of the Placement Agents has been received (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Placement Agents hereto shall be deemed to have been given in respect of the General Use Free Writing Prospectuses, if any. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) of the Rules and Regulations a free writing prospectus prepared by or on behalf of the Placement Agents that the Placement Agents otherwise would not have been required to file thereunder.

(c)  If at any time prior to the expiration of nine (9) months after the date of the Prospectus, when a prospectus relating to the Units is required to be delivered (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations), any event occurs or condition exists as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made when the Prospectus is delivered (or in lieu thereof, the notice referred to in Rule

173(a) of the Rules and Regulations), not misleading, or if it is necessary at any time to amend or supplement any Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Securities Act or the Exchange Act, that the Company will promptly notify the Placement Agents thereof and upon their request will prepare an appropriate amendment or supplement or upon their request make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act in form and substance reasonably satisfactory to the Placement Agents which will correct such statement or omission or effect such compliance and will use its best efforts to have any amendment to any Registration Statement declared effective as soon as possible. The Company will furnish without charge to the Placement Agents and to any dealer in securities as many copies as the Placement Agents may from time to time reasonably request of such amendment or supplement. In case the Placement Agents are required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Rules and Regulations) relating to the Units nine (9) months or more after the date of the Prospectus, the Company upon the request of the Placement Agents will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act and deliver to the Placement Agents as many copies as the Placement Agents may request of such amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d)  If the General Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agents, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agents and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)  If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, Pricing Prospectus or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agents so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)  If requested by the Placement Agents, to furnish promptly to the Placement Agents and to counsel for the Placement Agents a signed copy of each of the Registration Statements as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)  To deliver promptly to the Placement Agents such number of the following documents as the Placement Agents shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission (in each case excluding exhibits), (ii) any Preliminary Prospectus, (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (f) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (f) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vii) of this paragraph (f) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h)  To make generally available to its shareholders as soon as practicable, but in any event not later than sixteen (16) months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Rules and Regulations), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(i)  To take promptly from time to time such actions as the Placement Agents may reasonably request to qualify the Securities for offering and sale under the securities or blue sky laws of such jurisdictions (domestic or foreign) as the Placement Agents may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the distribution of the Securities in such jurisdictions; provided that the Company and its Subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j)  Upon request, during the period of five (5) years from the date hereof, to deliver to the Placement Agents, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Stock and the Warrant Stock is listed or quoted. However, so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act and is timely filing reports with the Commission on its Electronic Data Gathering, Analysis and Retrieval system, it is not required to furnish such reports or statements to the Placement Agents.

(k)  That the Company will not, for a period of ninety (90) days from the date of this Agreement, (the “Lock-Up Period”) without the prior written consent of Cowen, directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, other than (i) the Company’s sale of the Units hereunder, (ii) the issuance of restricted Common Stock or options to acquire Common Stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Prospectus and (iii) the issuance of Common Stock pursuant to the valid exercises of options, warrants or rights outstanding on the date hereof. The Company will cause each officer and director listed in Schedule C hereto to furnish to the Placement Agents, prior to the date of this Agreement, a letter, substantially in the form of Exhibit I hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Common Stock or any such securities and not to engage in any short selling of any Common Stock or any such securities, during the Lock-Up Period, without the prior written consent of Cowen. The Company also agrees that during such period, other than for the sale of the Units hereunder, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last seventeen (17) days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this paragraph (k) or the letter shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide the Placement Agents and each stockholder subject to the Lock-Up Period with prior notice (in accordance with Section 14 hereof) of any such announcement that gives rise to an extension of the Lock-Up Period.

(l)  To supply the Placement Agents with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities.

(m) Prior to the Closing Date, to furnish to the Placement Agents, as soon as practical after they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statements and the Prospectus.

(n)  Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agents are notified), without the prior written consent of the Placement Agents, unless in the judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law.

(o)  Until the Placement Agents shall notify the Company of the completion of the offering of the Units, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Common Stock, or attempt to induce any person to purchase any Common Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Common Stock.

(p)  Not to take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented.

(q)  To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

(r)	To maintain, at its expense, a registrar and transfer agent for the Common Stock.

(s)  To apply the net proceeds from the sale of the Units as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(t)  To manage its affairs and investments in such a manner as not to be or become an “investment company” within the meaning of the Investment Company Act and the rules and regulations thereunder.

(u)  To use its commercially reasonable efforts to list, subject to notice of issuance, and to maintain the listing of the Stock and the Warrant Stock on the Exchange.

(v)  To use its commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

6. PAYMENT OF EXPENSES. The Company agrees to pay, or reimburse if paid by the Placement Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Units to the Purchasers and any taxes payable in that connection; (b) the costs incident to the registration of the Securities under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statements, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing this Agreement and any closing documents by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Placement Agents) incurred in connection with securing any required review by FINRA of the terms of the sale of the Units and any filings made with FINRA, if applicable; (e) any applicable listing or other fees; (f) the fees and expenses (including related fees and expenses of counsel to the Placement Agents) of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) hereof and of preparing, printing and distributing wrappers, blue sky memoranda and legal investment surveys; (g) the cost of preparing and printing stock certificates; (h) all fees and expenses of the registrar and transfer agent of the Stock and the Warrant Stock; (i) the reasonable fees, disbursements and expenses of counsel to the Placement Agents; (j) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show; and (k) all other costs and expenses incident to the offering of the Units or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants; provided that, notwithstanding the foregoing, the Company shall not be obligated to pay any such fees, costs, expenses and disbursements to the Placement Agents and/or their counsel in excess of $85,000 in the aggregate; provided further, that except to the extent otherwise provided in this Section 6 and Section 10 hereof, the Placement Agents shall pay their own costs and expenses, including the fees and expenses of their counsel and the expenses of advertising any offering of the Units made by the Placement Agents.

7. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENTS AGENTS AND THE PURCHASERS, AND THE SALE OF THE UNITS. The respective obligations of the Placement Agents hereunder and the Purchasers to acquire the Units are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(w)       The Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of any Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agents; and the Rule 462(b) Registration Statement, if any, any Issuer Free Writing Prospectus (except for a “road show”) and the Prospectus shall have been filed with, the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 5(a) hereof, and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and, if applicable, FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(x)  The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that any Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Placement Agents, is material or omits to state any fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact that, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(y)  All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Securities, the Registration Statements, the General Disclosure Package, each Issuer Free Writing Prospectus and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(z)  Morgan, Lewis & Bockius LLP shall have furnished to the Placement Agents such counsel’s written opinion and negative assurance letter, as counsel to the Company, each addressed to the Placement Agents and dated the Closing Date, in substantially the forms attached hereto as Exhibit II.

(aa)Winston & Strawn LLP, special intellectual property counsel to the Company, shall have furnished to the Placement Agents such counsel’s written opinion, addressed to the Placement Agents and dated the Closing Date, in substantially the forms attached hereto as Exhibit III, to the effect that such counsel is familiar with the technology used by the Company and its subsidiaries in the Company’s business and the manner of its use thereof and has read the Registration Statement, the Base Prospectus and the Prospectus, including particularly the portions of the Registration Statement, the Base Prospectus and the Prospectus referring to patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how.

(bb)The Placement Agents shall have received from Morrison & Foerster LLP, counsel for the Placement Agents, such opinion or opinions, dated the Closing Date, with respect to such matters as the Placement Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

(cc)At the time of the execution of this Agreement, the Placement Agents shall have received from KPMG LLP a letter, addressed to the Placement Agents, executed and dated such date, in form and substance satisfactory to the Placement Agents (i) confirming that they are an independent registered accounting firm with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations and the PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statements, the General Disclosure Package and the Prospectus.

(dd)On the effective date of any post-effective amendment to any Registration Statement and on the Closing Date, the Placement Agents shall have received a letter (the “bring-down letter”) from KPMG LLP addressed to the Placement Agents and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the bring-down letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 7(h) hereof.

(ee)The Company shall have furnished to the Placement Agents and the Purchasers a certificate, dated the Closing Date, of its Chairman of the Board or President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statements and each amendment thereto, at the Applicable Time, as of the date of this Agreement and as of the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package, as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Initial Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements, the General Disclosure Package or the Prospectus, that was not so set forth, (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the General Disclosure Package, any material adverse change in the financial position or results of operations of the Company and its Subsidiaries (taken as a whole), or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the Prospectus.

(ff) At the time of the execution of this Agreement, the Placement Agents shall have received copies of the Subscription Agreements executed by each Purchaser.

(gg)Since the date of the latest audited financial statements included in the General Disclosure Package or incorporated by reference in the General Disclosure Package as of the date hereof, (i) neither the Company nor any of its Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the General Disclosure Package, and (ii) there shall not have been any change in the capital stock (other than the issuance of options in the ordinary course of business and pursuant to the Company’s stock option plans described in the General Disclosure Package or the Prospectus or Common Stock issued pursuant to the exercise of warrants or upon the exercise of stock options previously outstanding under the Company’s stock option plans and the issuance of Common Stock pursuant to employee stock purchase plans) or long-term debt of the Company or any of its Subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth in the General Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (gg), is, in the judgment of the Placement Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the General Disclosure Package.

(hh)No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Securities or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(ii)  Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq Stock Market or the Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Placement Agents, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the General Disclosure Package and the Prospectus.

(jj)  The Exchange shall have approved the Stock and the Warrant Stock for listing therein, subject only to official notice of issuance.

(kk)The Placement Agents shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and its Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Placement Agents may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions.

(ll)  The Placement Agents shall have received the written agreements, substantially in the form of Exhibit I hereto, of the officers and directors of the Company listed in Schedule C hereto.

(mm)    The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the offering of the Units, which shall include as an exhibit thereto this Agreement.

(nn)On the date of its first use, the Company shall have prepared and filed with the Commission an Issuer Free Writing Prospectus, substantially in the form attached as Exhibit IV hereto.

(oo)On or prior to the Closing Date, the Company shall have furnished to the Placement Agents such further certificates and documents as the Placement Agents may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

8.         INDEMNIFICATION AND CONTRIBUTION.

(a) The Company shall indemnify and hold harmless each Placement Agent, its directors, officers, managers, members, employees, representatives and agents and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (B) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of (other than in the case of any Registration Statement) the circumstances under which they were made, or (C) any breach of the representations and warranties of the Company contained herein or the failure of the Company to perform its obligations hereunder or pursuant to any law, or (D) any act or failure to act, or any alleged act or failure to act, by any Placement Agent in connection with, or relating in any manner to, the Units or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 8(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (D) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted primarily from any such act or failure to act undertaken or omitted to be taken by any Placement Agent through its gross negligence or willful misconduct), and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from any Preliminary Prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Placement Agents specifically for use therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof).

The indemnity agreement in this Section 8(a) is not exclusive and is in addition to any liability that the Company might otherwise have, and shall not limit any rights or remedies that may otherwise be available under this Agreement at law or in equity to any Placement Agent Indemnified Party.

(b) Each Placement Agent shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus,

or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, any Issuer Free Writing Prospectus, any "issuer information" filed or required to be filed pursuant to Rule 433(d) of the Rules and Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of (other than in the case of any Registration Statement) the circumstances under which they were made, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agents specifically for use therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 17 hereof), and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. This indemnity agreement is not exclusive and will be in addition to any liability which the Placement Agents might otherwise have and shall not limit any rights or remedies which may otherwise be available under this Agreement, at law or in equity to the Company Indemnified Parties.

(c)       Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 8(a) or Cowen in the case of a claim for indemnification under Section 8(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by Cowen if the indemnified parties under this Section 8 consist of any Placement Agent Indemnified Party or by the Company if the indemnified parties under this Section 8 consist of any Company Indemnified Parties. Subject to this Section 8, the amount payable by an indemnifying party under this Section 8 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 8(a) or 8(b) hereof effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)       If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Sections 8(a) or 8(b) hereof, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and each Placement Agent on the other from the offering of the Units, or (ii) if the allocation provided by clause (i) of this Section 8(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 8(d) but also the relative fault of the Company on the one hand and such Placement Agent on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased by the Purchasers (before deducting expenses) received by the Company bear to the total fees received by such Placement Agent with respect to the Units purchased pursuant to this Agreement as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and each Placement Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by such Placement Agent for use in any Preliminary Prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Placement Agents’ Information (as defined in Section 17 hereof).

(e)        The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to Section 8(d) hereof were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to Section 8(d) hereof. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to in Section 8(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 8(e), a Placement Agent shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 2(e) hereof less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.         TERMINATION. The obligations of the Placement Agents hereunder and the Purchasers to purchase the Units may be terminated by the Placement Agents, in their absolute discretion by notice given to the Company prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 7(l) or 7(m) hereof have occurred or if the Purchasers shall decline to purchase the Stock for any reason permitted under this Agreement or pursuant to their purchase obligations.

10.       REIMBURSEMENT OF PLACEMENT AGENTS' EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 9 hereof, (b) the Company shall fail to tender the Units for delivery to the Purchasers for any reason not permitted under this Agreement, (c) the Purchasers shall decline to purchase the Units for any reason permitted under this Agreement, or (d) the sale of the Units is not consummated because any condition to the obligations of the Placement Agents or the Purchasers set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 6 hereof, the Company shall reimburse the Placement Agents for the fees and expenses of Placement Agents’ counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by it in connection with this Agreement and the proposed purchase of the Units, including, without limitation, travel and lodging expenses of the Placement Agents, and upon demand the Company shall pay the full amount thereof to the Placement Agents; provided, that any such reimbursement shall be subject to the $85,000 aggregate limit set forth in Section 6 hereof.

11.          ABSENCE OF FIDUCIARY RELATIONSHIP.   The Company acknowledges and agrees that:

(a)    each Placement Agent’s responsibility to the Company is solely contractual in nature, the Placement Agents have been retained solely to act as placement agents in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agents have advised or are advising the Company on other matters;

(b)    the price of the Units set forth in this Agreement was established by the Company following discussions with the Placement Agents and arms-length negotiations with the Purchasers, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)     it has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)    it waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.

SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than those persons mentioned in the preceding sentence or otherwise explicitly mentioned in this Agreement, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties, and the indemnities of the Placement Agents shall be for the benefit of the Company Indemnified Parties. It is understood that Placement Agents’ responsibility to the Company is solely contractual in nature and the Placement Agents do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement. No Purchaser shall be deemed to be a successor or assign by reason merely of such purchase.

13.

SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Units. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 9 hereof, the indemnities, contribution, covenants, agreements, representations, warranties and other statements forth in Sections 3, 6, 8, and 10 hereof and Sections 11 through 20, inclusive, hereof shall not terminate and shall remain in full force and effect at all times.

14.	NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)  if to the Placement Agents, shall be delivered or sent by mail, telex, facsimile transmission or email to Cowen and Company, LLC, 1221 Avenue of the Americas, New York, NY 10020, Attention: Jonathan Biele, Managing Director and Head of Capital Markets, Fax: 646-562-1249, Email: jonathan.biele@cowen.com, with a copy to the General Counsel, Fax: 646-562-1861; and

(b)  if to the Company shall be delivered or sent by mail, telex, facsimile transmission or email to Antares Pharma, Inc., 250 Phillips Boulevard, Suite 290, Ewing, NJ 08618, Attention: Dr. Paul K. Wotton, Fax: (609) 359-3015, Email: pwotton@antarespharma.com, with a copy to Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, Attention: Joanne Soslow, Esq.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.	DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.
16.

GOVERNING LAW, JURISDICTION.This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations. The Company irrevocably (a) submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement, the Registration Statements and any Preliminary Prospectus or the Prospectus, (b) agrees that all claims in respect of any such suit, action or proceeding may be heard and determined by any such court, (c) waives to the fullest extent permitted by applicable law, any immunity from the jurisdiction of any such court or from any legal process, (d) agrees not to commence any such suit, action or proceeding other than in such courts, and (e) waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding is brought in an inconvenient forum.

17.

PLACEMENT AGENTS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents’ Information consists solely of the following information in the Prospectus: (i) the last sentence of the penultimate paragraph on the front cover page concerning the terms of the offering of the Units; and (ii) the statements concerning the Placement Agents contained in the last sentence of the third paragraph and the sixth paragraph under the heading “Plan of Distribution.”

18.

PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.

GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.

20.

COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile or by e-mail delivery of a “.pdf” format data file.

[The remainder of this page is intentionally left blank.]

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ANTARES PHARMA, INC.

By:    /s/ Paul K. Wotton

Name:  Dr. Paul K. Wotton

Title:    CEO

Accepted as of

the date first above written:

COWEN AND COMPANY, LLC

OPPENHEIMER & CO., INC.

LADENBURG THALMANN & CO. INC.

BY: COWEN AND COMPANY, LLC

For itself and on behalf of the Placement Agents

By:   /s/ David Bohn

Name: David Bohn

Title:   Managing Director

SCHEDULE A

Name of Subsidiary	State or Other Jurisdiction of Formation
Antares Pharma AG	Switzerland
Antares Pharma IPL AG	Switzerland
Permatec NV	Netherlands, Antilles
Antares Pharma UK Limited	United Kingdom

SCHEDULE B

General Use Free Writing Prospectuses

SCHEDULE C

List of officers and directors subject to Lock-Up

Dr. Jacques Gonella
Thomas J. Garrity
Anton G. Gueth
Dr. Rajesh C. Shrotriya
Dr. Paul K. Wotton
Dr. Leonard Jacob
Robert F. Apple
Dr. Dario Carrara
Dr. Peter Sadowski

Exhibit I

Lock-Up Agreement

July [__], 2009

COWEN AND COMPANY, LLC

OPPENHEIMER & CO., INC.

LADENBURG THALMANN & CO. INC.

c/o COWEN AND COMPANY, LLC

1221 Avenue of the Americas

New York, New York 10020

Re: Antares Pharma, Inc. – Registration Statement on Form S-3

Dear Sirs:

This Agreement is being delivered to you in connection with the proposed Placement Agent Agreement (the “Placement Agent Agreement”) between Antares Pharma, Inc., a Delaware corporation (the “Company”) and Cowen and Company, LLC (“Cowen”), Oppenheimer & Co., Inc. and Ladenburg Thalmann & Co. Inc. (together with Cowen, the “Placement Agents”), and the other parties thereto (if any), relating to the proposed public offering of shares of the common stock, par value $0.01 per share (the “Common Stock”), and possibly warrants to acquire Common Stock of the Company.

In order to induce you to enter into the Placement Agent Agreement, and in light of the benefits that the offering of the Common Stock will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Placement Agents that, during the period beginning on and including the date of the Placement Agent Agreement through and including the date that is the 90th day after the date of the Placement Agent Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Common Stock or securities convertible into or exercisable or exchangeable for Common Stock. If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the Lock-Up Period shall be extended and the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1)        if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned or (c) as a bona fide gift to a charity or educational institution,

(2)        if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, and

(3)        if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

provided, however, that in the case of any transfer described in clause (1), (2) or (3) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Cowen, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cowen, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock or Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or Beneficially Owned Shares during the Lock-Up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that, in the case of any transfer pursuant to clause (1) above, such transfer is being made as a gift or by will or intestate succession or, in the case of any transfer pursuant to clause (2) above, such transfer is being made to a shareholder, partner or member of, or owner of a similar equity interest in, the undersigned and is not a transfer for value or, in the case of any transfer pursuant to clause (3) above, such transfer is being made either (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets or (b) to another corporation, partnership, limited liability company or other business entity that is an affiliate of the undersigned and such transfer is not for value. For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

Any Common Stock or Beneficially Owned Shares acquired by the undersigned in the open market after the date of this Agreement will not be subject to the restrictions set forth in this agreement. After the date of this agreement, the undersigned may at any time enter into a written plan meeting the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, relating to the sale of Common Stock or Beneficially Owned Shares, if then permitted by the Company, provided that the shares subject to such plan shall be subject to the restrictions set forth in this agreement.

In order to enable this covenant to be enforced, the undersigned hereby consents to the placing of legends or stop transfer instructions with the Company’s transfer agent with respect to any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.

The undersigned further agrees that (i) it will not, during the Lock-Up Period (as the same may be extended as described above), make any demand or request for or exercise any right with respect to the registration under the Securities Act of 1933, as amended, of any shares of Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares, and (ii) the Company may, with respect to any Common Stock or other Beneficially Owned Shares or any securities convertible into or exercisable or exchangeable for Common Stock or other Beneficially Owned Shares owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period (as the same may be extended as described above).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Common Stock actually occurs depends on a number of factors, including market conditions. It is understood and agreed that if (i) the Placement Agent Agreement is not executed by August 31, 2009, (ii) the Company notifies you in writing that it does not intend to proceed with the offering of Common Stock, (iii) the undersigned ceases to serve as an officer or director of the Company, or (iv) the Placement Agent Agreement shall be terminated (other than the provisions that survive termination thereof) prior to payment for and delivery of the securities to be sold pursuant thereto, the undersigned shall be released from his or her obligations under the provisions of this agreement.

                                                                                                Very truly yours,

(Name of Stockholder – Please Print)
(Signature)
(Name of Signatory if Stockholder is an entity- Please Print)
(Title of Signatory if Stockholder is an entity- Please Print)

                                                                                      Address:

Exhibit II

Form of Opinion and Negative Assurance Letter of Morgan, Lewis & Bockius LLP

1.     The Company is a corporation validly existing and in good standing under the laws of the state of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, to execute and deliver the Placement Agent Agreement, and to issue, sell and deliver the Stock, the Warrants and the Warrant Shares as contemplated by the Placement Agent Agreement, the Subscription Agreements and the Warrants.

2.     The Company is duly qualified to do business and as a foreign corporation in the jurisdictions listed opposite its name on Schedule II hereto.

3.     The Placement Agent Agreement has been duly authorized, executed and delivered by the Company.

4.     The Stock and the Warrant Shares has been duly authorized by the Company and, when issued and sold by the Company, and delivered by the Company to, and paid for by, the investors in accordance with the terms of the Subscription Agreements, will be validly issued, fully paid and non-assessable. The Warrant Shares have been duly and validly reserved by the Company for issuance.

5.     As of July [__], 2009, the Company had authorized capital stock as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

6.     The execution, delivery and performance of the Placement Agent Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated thereby, do not and will not result in any breach or default under (nor constitute any event that, with notice, lapse of time, or both, would result in any reach or default under), or conflict with any provision of the certificate of incorporation or by-laws of the Company, or any provision of any agreement or instrument filed as an exhibit to the Registration Statement, the Delaware General Corporation Law, any U.S. federal or Pennsylvania state law, rule or regulation that, in such counsel’s experience, is generally applicable to transactions in the nature of those contemplated by the Placement Agent Agreement and the Warrants, or, to such counsel’s knowledge, any decree, judgment or order of any court, except that such counsel expresses no opinion regarding any federal securities laws, any state securities or “Blue Sky” laws or the provisions of Section 8 of the Placement Agent Agreement.

7.     No consent, authorization, approval or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company in connection with the issuance and sale of the Stock, the Warrants and the Warrant Shares, and the consummation by the Company of the transactions contemplated by the Placement Agent Agreement, other than such as have previously been obtained, including, without limitation, registration of the Stock, the Warrants and the Warrant Shares under the Securities Act and of the Company’s common stock under the Exchange Act, provided, however, that we express no opinion as to state securities or blue sky laws or foreign securities laws of the various jurisdictions in which the Stock and the Warrants are being offered by the Placement Agents.

8.     The statements set forth under the caption “Description of Capital Stock,” “Description of Warrants” and “Anti-Takeover Effects of Delaware Law, Our Certificate of Incorporation and Our Bylaws” in the Registration Statement, the Prospectus and the General Disclosure Package, insofar as such statements purport to summarize certain provisions of the certificate of incorporation and by-laws of the Company, provide a fair summary of such provisions in all material respects.

9.     To such counsel’s knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company is subject, or by which any of its properties are bound, before or by any federal or state governmental or regulatory commission, board, body, authority or agency that are required to be described in the Registration Statement, the Prospectus and the General Disclosure Package and that are not so described as required.

10.     The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge, no stop order suspending its effectiveness has been issued by the Commission, nor, to such counsel’s knowledge, is a proceeding for that purpose pending before or contemplated by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

11.     The Registration Statement, on the date it initially was ordered effective by the Commission (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal control over financial reporting, as to which such counsel expresses no opinion, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act. The conditions to the use of Form S-3 in connection with the offering and sale of the Stock and the Warrants as contemplated by the Placement Agent Agreement, including the transaction requirements set forth in General Instruction I.B.6. of such form, have been satisfied.

12.     Each of the documents incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package (except as to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and information about internal control over financial reporting, as to which such counsel expresses no opinion,), at the time such document was filed with the Commission, appeared on its face to be appropriately responsive in all material respects to the applicable requirements of the Securities Act or the Exchange Act.

13.     To such counsel’s knowledge, except as described in the Registration Statement, the Prospectus and the General Disclosure Package, no person is entitled to require the Company to register shares of capital stock or other securities of the Company under the Securities Act in connection with the offering contemplated by the Registration Statement.

14.     The Company is not and, after giving effect to the offering and sale of the Stock, the Warrants and the Warrant Shares, will not be, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

15.      The Company is a "smaller reporting company," as defined in Rule 405 under the Securities Act.

In addition, subject to various customary limitations, such counsel confirms to the Placement Agents that, on the basis of the information such counsel gained in the course of performing the services referred to above, nothing came to such counsel’s attention that caused such counsel to believe that (i) the Registration Statement, as of its most recent effective date, pursuant to Rule 430B(f)(2) under the Securities Act, of the part of the Registration Statement relating to the Stock, the Warrants and the Warrant Shares for purposes of the liability of the Placement Agents under Section 11 of the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, considered as a whole at the Applicable Time, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) the Prospectus, as of its date, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (a) such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus (except with respect to certain legal matters, as and to the extent set forth in paragraphs 5 and 8 in such counsel’s letter, dated the date hereof delivered to the Placement Agents pursuant to Section 7(d) of the Placement Agent Agreement), (b) such counsel does not express any belief with respect to the financial statements, schedules, notes, other financial and accounting data and statistical data derived therefrom, and the assessments of or reports on the effectiveness of internal control over financial reporting [and information about intellectual property matters and FDA and health law matters], in each case, contained in the Registration Statement, the Disclosure Package or the Prospectus, and (c) such counsel does not express any belief with respect to any statement in a document incorporated by reference in the Registration Statement or the Prospectus, to the extent that, pursuant to Rule 412 under the Securities Act, such statement is deemed modified or superseded in the Registration Statement or the Prospectus, as the case may be, at the respective times as of which the advisements set forth in this paragraph are provided.

Exhibit III

Form of Opinion of Winston & Strawn LLP

1.     Such counsel has no reason to believe that the Registration Statements or any amendment thereto, at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, at the respective date thereof or at the Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the documents included in the General Disclosure Package, all considered together, as of the Applicable Time contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to patents, secrets, trademarks, service marks, copyrights or other proprietary information or know-how owned, licensed or used by the Company and its Subsidiaries;

2.     To the best of such counsel’s knowledge, the statements in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “About Antares Pharma, Inc.” and “Risk Factors” are accurate and complete statements or summaries of the matters therein set forth, and nothing has come to their attention that causes them to believe that such material contains any untrue statement of a material fact, or omits to state a material fact that is required to be stated therein or necessary in order to make the statements made therein not misleading;

3.     To the best of such counsel’s knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company or its Subsidiaries, and no such proceedings are threatened or contemplated;

4.     To the best of such counsel’s knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any valid patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons, and no person is infringing or otherwise violating any of the patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and its Subsidiaries in a way in which could materially affect the use thereof by the Company or its Subsidiaries;

5.     To the best of such counsel’s knowledge, the Company and its Subsidiaries own or possess sufficient licenses or other rights to use all patents, trade secrets, trade-marks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company and its Subsidiaries as described in the Registration Statement and Prospectus;

6.     The Company or one of its Subsidiaries is listed in the records of the United States Patent and Trademark Office ("PTO") as the sole assignee of record of each of the patents listed on Schedule I thereto (herein called the "Patents") and each of the applications listed on Schedule II thereto (herein called the "Applications"). To the best of such counsel’s knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Patents or Applications, there are no liens which have been filed against any of the Patents or Applications, there are no material defects of form in the preparation or filing of the Applications, the Applications are being diligently prosecuted, and none of the Applications has been abandoned;

7.     The Company or one of its subsidiaries is listed in the records of the appropriate foreign patent offices as the sole assignee of record of each of the foreign patents listed on Schedule III thereto (herein called the "Foreign Patents") and each of the foreign applications listed on Schedule IV thereto (herein called the "Foreign Applications"). To the best of such counsel’s knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of the Foreign Patents or Foreign Applications, there are no liens which have been filed against any of the Foreign Patents or Foreign Applications, there are no material defects of form in the preparation or filing of the Foreign Applications, the Foreign Applications are being diligently prosecuted, and none of the Foreign Applications has been finally rejected or abandoned;

8.     Such counsel has no reason to believe that the Applications and Foreign Applications will not eventuate in issued patents, or that any patents issued in respect of any such Applications or Foreign Applications will not be valid or will not afford the Company or its Subsidiaries reasonable patent protection relative to the subject matter thereof;

9.     The Company or one of its Subsidiaries is the non-exclusive licensee of the Patents and Foreign Patents and Applications and Foreign Applications listed on Schedule V thereto and is the exclusive licensee of the Patents and Foreign Patents and Applications and Foreign Applications listed on Schedule VI thereto. All such licenses are duly executed, validly binding and enforceable in accordance with their terms and to the best of such counsel’s knowledge, neither the Company nor any of its subsidiaries are in default (declared or undeclared) of any material provision of any such licenses;

10.     To the best of such counsel’s knowledge, all pertinent prior art references known to the Company or to counsel during the prosecution of the Patents and Applications were disclosed to the PTO, and to the best of such counsel’s knowledge, neither counsel nor the Company made any misrepresentation to, or concealed any material fact from, the PTO during such prosecution;

11.     To such counsel’s knowledge without independent investigation, the Company and its Subsidiaries take security measures adequate to assert trade secret protection in its non-patented technology; and

12.     To such counsel’s knowledge without independent investigation, the agreements executed by employees, consultants and other advisors of the Company and its subsidiaries respecting trade secrets, confidentiality, or intellectual property rights are valid, binding and enforceable in accordance with their express terms.

Exhibit IV

Free Writing Prospectus

Filed pursuant to Rule 433

Issuer Free Writing Prospectus dated July 23, 2009

Relating to Prospectus dated May 6, 2009

Registration No. 333-158630

Term Sheet

for

Financing

of

Antares Pharma, Inc.

This Term Sheet is not intended to be contractually binding, and is subject in all respects (other than with respect to the confidential information section) to the execution of the Subscription Agreement (as defined below).

Issuer:	Antares Pharma, Inc., a Delaware corporation (“we,” “us,” or the “Company”).

Securities Offered:

Up to 10,625,000 units (the “Units”), for a maximum aggregate purchase price of $8,500,000, each consisting of an aggregate of (i) one share (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) a warrant to purchase 0.4 of a share of Common Stock (the “Warrants”, and together with the Shares, the “Securities”) (the “Offering”).

Warrants:

The exercise price of the Warrants shall be $1.00 per share. The Warrants are exercisable beginning any time on or after the date six months following the Closing Date (as defined below) and expire on the fifth anniversary of the Closing Date.

Purchase Price:	$0.80 per Unit

Use of Proceeds to Company:	We intend to use the net proceeds from this Offering for general corporate purposes.

Subscription and Closing Date:	We and each investor participating in the Offering (each an “Investor” and collectively the “Investors”) will execute a Subscription Agreement.
It is expected that the closing of the Offering will occur, and the Securities will be issued to the Investors and funds paid to us therefor, on or about July 29, 2009 (the “Closing Date”).

Risk Factors:

The Securities offered involve a high degree of risk. See the disclosure relating to the risks affecting us set forth in the base prospectus included in the registration statement relating to this Offering and the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended.

NYSE Amex Symbol:	AIS

Confidential Information:

The recipient of this Term Sheet agrees with the Company, Cowen and Company, LLC, Oppenheimer & Co., Inc. and Ladenburg Thalmann & Co. Inc. to maintain in confidence this disclosed information, together with any other non-public information regarding the Company obtained from the Company, Cowen and Company, LLC, Oppenheimer & Co., Inc. and Ladenburg Thalmann & Co. Inc. or their agents during the course of the proposed Offering, and to comply with the recipient’s obligations under U.S. and state securities laws.

Placement Agents:

The Company has engaged Cowen and Company, LLC to act as lead placement agent and Oppenheimer & Co., Inc. and Ladenburg Thalmann & Co. Inc. to act as co-placement agents in connection with the Offering. The placement agents will receive an aggregate amount equal to $0.056 per Unit sold in the Offering.

The Company has filed a registration statement (Registration No. 333-158630, including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, we or the placement agents will arrange to send you the base prospectus and any other offering documents if you request them by contacting Cowen and Company, LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Attention: Prospectus Department, Telephone (631) 254-7106. You may also access the base prospectus by clicking on the following link: htt;://www.sec.gov/Archives/edgar/data/1016169/000101616909000010/forms3.htm.